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                                                                       Exhibit A

                             Joint Filing Agreement

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Class A Common Stock, $0.01 par value of Agere Systems Inc., dated as of February 13, 2003, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:    February 13, 2003


                                  MAVERICK CAPITAL, LTD.

                                  By: Maverick Capital Management, LLC
                                      Its General Partner

                                      By:  Lee S. Ainslie III, Manager



                                           By: /s/ John T. McCafferty
                                               ---------------------------------
                                               John T. McCafferty
                                               Under Power of Attorney dated
                                               February 13, 2003, filed herewith
                                               as Exhibit B


                                  MAVERICK CAPITAL MANAGEMENT, LLC

                                  By: Lee S. Ainslie III, Manager



                                      By:  /s/ John T. McCafferty
                                           -------------------------------------
                                           John T. McCafferty
                                           Under Power of Attorney dated
                                           February 13, 2003, filed herewith as
                                           Exhibit B


                                  LEE S. AINSLIE III



                                  By: /s/ John T. McCafferty
                                      ------------------------------------------
                                      John T. McCafferty
                                      Under Power of Attorney dated February 13,
                                      2003, filed herewith as Exhibit B